SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2005

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                 DELAWARE                        0-19410
        (State or Other Jurisdiction        (Commission File Number)
                of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02.    Results of Operations and Financial Condition.

On May 10, 2005, Point Therapeutics, Inc. ("Point") issued a press release to report their financial results for the fiscal quarter ending March 31, 2005. A copy of the press release is attached to this current report on Form 8-K as
Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being Furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Exhibits.

(c) Exhibits.

99.1 -- Press release issued by Point dated March 10, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


May 10, 2005                       By:/s/ Donald R. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Press release issued by Point Therapeutics, Inc. ("Point") on
            May 10, 2005 announcing Point's financial results for the fiscal quarter ending March 31, 2005.